UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 28, 2005
HARRIS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
No Change
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03 Amendment to Articles of Incorporation or By-Laws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
EX-3.1 By Laws
EX-10.1 Equity Incentive Plan
EX-10.2 Incentive Plan
EX-10.3 Deferred Compensation Plan
EX-10.4 Award Plan
EX-10.5 Retirement Plan

Item 1.01 Entry into a Material Definitive Agreement.
Harris Corporation 2005 Equity Incentive Plan.
     At the Annual Meeting of Shareholders of Harris Corporation (“Harris” or the “Company”) held on October 28, 2005 (the “Annual Meeting”), the Company’s shareholders approved the Harris Corporation 2005 Equity Incentive Plan (the “2005 Equity Plan”). The 2005 Equity Plan was approved by the Company’s Board of Directors (“Board”) on August 27, 2005, subject to its approval by shareholders, and is effective October 28, 2005. The purpose of the 2005 Equity Plan is to promote our long-term growth and performance and to increase shareholder value by providing long-term incentive awards to employees and directors.
     Administration. The 2005 Equity Plan will be administered by a committee of the Board (the “Committee”) appointed to administer the 2005 Equity Plan. The Committee will be composed of not fewer than three non-employee directors, each of whom will be a “Non-Employee Director” for purposes of Section 16 of the Securities Exchange Act, as amended (the “Exchange Act”) and Rule 16b-3 thereunder; an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder; and an independent director as defined by the listing standards of the New York Stock Exchange (“NYSE”). Initially, the Board has designated the Management Development and Compensation Committee to administer the 2005 Equity Plan. Subject to the provisions of the 2005 Equity Plan, the Committee has the discretion to determine the terms of each award and the persons to whom awards are granted. The Committee may delegate to one or more of our officers the authority to grant awards (other than grants to any director, executive officer or person subject to Section 162(m) of the Code) under the 2005 Equity Plan. The Committee will interpret the 2005 Equity Plan and awards granted thereunder, and all determinations of the Committee will be final, conclusive and binding on all persons having an interest in the 2005 Equity Plan or any award.
     Shares Available For Award. The maximum number of shares with respect to which awards may be issued or delivered under the 2005 Equity Plan (subject to adjustment as set forth below) is 20,000,000. Subject to adjustment as described below, no more than 7,000,000 of such shares shall be available for issuance pursuant to incentive stock options, no more than 1,000,000 of such shares may be issued or delivered as “other share-based awards” and no more than 1,000,000 of such shares may be issued or delivered to non-employee directors in respect of deferred units. Any shares issued or delivered as a result of “Full-Value Awards” under the 2005 Equity Plan shall be counted as 1.60 shares for the purpose of the overall share limit. “Full-Value Awards” include cash-based units, deferred units, performance shares, performance units, restricted stock, restricted units and all “other share-based awards,” but does not include options or stock appreciation rights. Shares issued by us as substitute awards granted in connection with the assumption of outstanding awards previously granted by a company acquired by us, or with which we combine, do not reduce the number of shares available for awards under the 2005 Equity Plan.
     Individual Participant Limits. Subject to adjustment as set forth below, the maximum number of shares with respect to which options and stock appreciation rights (“SARs”) may be granted to any one participant during any fiscal year is 1,000,000 shares. The initial target number of shares subject to awards of performance shares, performance units or other Full-Value Awards intended to qualify as performance-based compensation granted to any one participant in any fiscal year shall not exceed 500,000 shares and in no event shall the number of shares ultimately issued exceed 200% of the initial target number of shares. In no event will any participant in any fiscal year receive awards of cash-based units having an aggregate maximum value on their respective grant dates in excess of $6,000,000.
     Share Counting and Adjustments. The maximum number of shares with respect to which awards may be granted under the 2005 Equity Plan will be increased by the number of shares with respect to which options or other awards were granted under our predecessor stock incentive plans as of October 28, 2005, but which expire or terminate unexercised, or are forfeited or cancelled without delivery of the shares under the terms of our predecessor plans after October 28, 2005. Further, to the extent that any award granted under the 2005 Equity Plan is forfeited or otherwise terminates without delivery of shares or terminates without having been exercised, any shares underlying such award will again be available for grant under the 2005 Equity Plan to the extent of such forfeiture or termination. Shares will not be treated as having been issued under the 2005 Equity Plan and will therefore not reduce the number of shares available for grant to the extent an award is settled in cash. Shares tendered to us as full or partial payment of the exercise or purchase price of any award or withheld by us in satisfaction of a tax withholding obligation will not again become available under the 2005 Equity Plan. The number of shares available under the 2005 Equity Plan will be reduced upon the exercise of an SAR by the gross number of shares subject to that SAR.
     The number of shares authorized under the 2005 Equity Plan, the maximum award limitations set forth in the 2005 Equity Plan, the number of shares subject to outstanding awards and the exercise price, base price, purchase price or option price and other relevant provisions of the 2005 Equity Plan and outstanding awards may be adjusted by the Committee or the Board, in its discretion, to reflect a change in our capitalization. Such adjustments may include a substitution for alternative consideration (including cash) and may be made as a result of a recapitalization, repurchase, rights offering, reorganization, merger, consolidation, combination, exchange of shares, spin-off, spin-out or other distribution of assets to shareholders or other similar corporate transaction or event. In the event of a stock dividend, stock split, reverse stock split, share combination or similar event, the maximum number of shares authorized under the 2005 Equity Plan, the maximum award limitations, the number of shares subject to outstanding awards, the exercise price, base price, purchase or option price and other relevant provisions of the 2005 Equity Plan and outstanding awards will be proportionately and automatically adjusted to reflect such event.
     Prohibition of Option and SAR Repricing. Without the approval of a majority of the votes cast at a meeting of our shareholders, other than in connection with a change in our capitalization, options or SARs may not be repriced, replaced, regranted through cancellation or modified if the effect thereof would be to reduce the exercise or base price of such options or SARs.
     Eligibility. Awards may be granted to employees or non-employee directors of Harris or any subsidiary or affiliate of Harris.
     Types of Awards. Awards under the 2005 Equity Plan may be in the form of performance shares, performance units, cash-based units, restricted stock, restricted units, options, SARs, deferred units (which may only be awarded to non-employee directors), or other share-based awards.
     Change of Control. Unless the Committee determines otherwise at the time of grant of a particular award, and as set forth in the applicable award agreement, and subject to certain limitations imposed by Section 409A of the Code, upon the occurrence of a “Change of Control” (as defined in the 2005 Equity Plan): (i) any awards outstanding as of the date of such Change of Control that are subject to vesting requirements and are not then vested, will become fully vested; (ii) all then-outstanding options and SARs will be fully vested and immediately exercisable, except that no option or SAR will be exercisable beyond its original expiration date; and (iii) all restrictions regarding the restriction period and any other conditions prescribed by the Committee with respect to grants of performance shares, performance units, restricted stock, restricted units, or other stock-based awards, shall automatically lapse, expire and terminate and all such awards will be deemed to be fully earned.
     Further, within 90 days after a Change of Control (or such other number of days as is required under Section 409A of the Code in connection with the Change of Control), Harris must pay to each non-employee director, in a lump sum, any deferred units that have been credited to that non-employee director’s account.
     Termination or Amendment. The 2005 Equity Plan will continue in effect until its termination by the Committee, except that all awards must be granted within 10 years from the effective date of its adoption. Until such time as a Change of Control has occurred, the Board may, to the extent permitted by Section 409A of the Code, amend, suspend or terminate the 2005 Equity Plan or any part thereof from time to time, provided that no change may be made which would adversely impair the rights of a participant who has received an award without the consent of such participant, and provided that if an amendment to the 2005 Equity Plan (i) would materially increase the benefits accruing to participants under the 2005 Equity Plan, (ii) would increase the number of shares which may be issued under the 2005 Equity Plan, (iii) would materially modify the requirements for participation in the 2005 Equity Plan or (iv) must otherwise be approved by our shareholders in order to comply with applicable law or the rules of the NYSE or, if the common stock is not traded on the NYSE, the principal national securities exchange upon which the common stock is traded or quoted, then such amendment will be subject to shareholder approval and will not be effective unless and until such approval has been obtained. After a Change of Control, the Board will no longer have the power to amend, suspend or terminate the 2005 Equity Plan or any part thereof.
     Limits on Transferability. Except as described in the following, no award granted under the 2005 Equity Plan may be sold, encumbered, or otherwise transferred by a participant except by will or the laws of descent and distribution in the event of the participant’s death (to the extent such award, by its terms, survives the participant’s death). The Committee may, in its discretion, expressly authorize transfer by a participant of options (other than incentive stock options) or SARs on certain conditions.
     Impact of Restatement of Financial Statements upon Previous Awards. If any of our financial statements are restated as a result of errors, omissions, or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that we recover all or a portion of any such award or payment made to any, all or any class of participants with respect to any fiscal year of Harris the financial results of which are negatively affected by such restatement.
     A summary description of the 2005 Equity Plan is set forth in the Company’s Proxy Statement dated September 16, 2005, under the heading “Summary of Certain Terms of the Harris Corporation 2005 Equity Incentive Plan,” which description is incorporated herein by reference. Such description and the summary description of the 2005 Equity Plan contained in this Current Report on Form 8-K is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the Harris Corporation 2005 Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Harris Corporation 2005 Annual Incentive Plan.
     At the Annual Meeting, the Company’s shareholders approved the Harris Corporation 2005 Annual Incentive Plan (the “2005 Annual Incentive Plan”). The 2005 Annual Incentive Plan was approved by the Board on August 27, 2005, with an effective date of July 2, 2005, subject to approval by shareholders.
     Administration. The 2005 Annual Incentive Plan will be administered by a committee of the Board appointed to administer the 2005 Annual Incentive Plan, except that with respect to participation in the 2005 Annual Incentive Plan by our chief executive officer or any other executive officer who is also a member of the Board, the 2005 Annual Incentive Plan will be administered by the Committee together with the independent directors of the Board. The Committee will be composed of not fewer than three non-employee directors, each of whom will be an independent director. Initially, the Board has designated the Management Development and Compensation Committee to administer the 2005 Annual Incentive Plan. The Committee may delegate to one or more of our officers the authority to grant awards (other than to an executive officer or any person subject to 162(m) of the Code) under the 2005 Annual Incentive Plan. The Committee will interpret the 2005 Annual Incentive Plan and awards granted thereunder, and all determinations of the Committee will be final, conclusive and binding on all persons having an interest in the 2005 Annual Incentive Plan or any award.
     Eligibility. Awards may be granted to salaried employees of Harris or any subsidiary or affiliate of Harris who are selected by the Board, the Committee or our Chief Executive Officer.
     Participation by Executive Officers. For any participant in the 2005 Annual Incentive Plan who is a Harris executive officer covered by Section 162(m) of the Code:
     • that participant’s annual incentive award payable under the 2005 Annual Incentive Plan for a fiscal year of Harris will be based solely on achievement of one or more of the performance objectives established by the Committee and the Committee will not have the discretion to increase the amount of the award payable under the 2005 Annual Incentive Plan but the Committee may reduce the amount of any award so payable; and
     • no annual incentive award intended to be a “qualified performance-based award” for purposes of Section 162(m) of the Code will be payable to that participant under the 2005 Annual Incentive Plan unless the Committee certifies that that participant’s performance objectives have been satisfied to a particular extent and that any other material terms and conditions to payment of an award to that participant under the 2005 Annual Incentive Plan have been satisfied.
     Further, the maximum award payable under the 2005 Annual Incentive Plan to any participant who is an executive officer of Harris for any fiscal year of Harris will be $6,000,000, provided that if a participant is not a participant for the entire fiscal year, the maximum amount payable shall be pro-rated based on the number of days the individual was a participant.
     Awards; Performance Objectives. Participants will have the payout of their annual incentive awards, if any, determined on the basis of the degree of achievement of performance objectives which will be established by the Committee and will be stated in terms of the attainment of specified levels of or percentage changes (as compared to a prior measurement period) in any one or more of the performance objectives. The Committee will, for each fiscal year, establish the performance objectives to apply to each participant and a formula or matrix prescribing the extent to which that participant’s “target” annual incentive award will be earned based upon the degree of achievement of those performance objectives. In no event, however, will the maximum payout to that participant exceed 200% of that target annual incentive award. With respect to awards intended to be “qualified performance-based awards,” the Committee will determine the target annual incentive award, performance objectives and any related formula or matrix for each participant not later than 90 calendar days after the beginning of a fiscal year of Harris. Payouts will, subject to any deferral required or permitted by the Committee, be made after the end of the applicable fiscal year.
     Subject to the requirements described above under “Participation by Executive Officers,” the Committee may, in its sole discretion, award or increase the amount of an annual incentive award payable to a participant even though not earned in accordance with the performance objectives established for that participant, or, in the event of any unusual or nonrecurring events affecting Harris or its financial statements or changes in applicable laws, regulations or accounting principles, decrease the amount of an annual incentive award otherwise payable to a participant even though earned in accordance with the performance goals established for that participant.
     Termination of Employment. Except to the extent otherwise provided by the Committee, if a participant’s employment with Harris, or any subsidiary or affiliate of Harris, is terminated for any reason prior to the last day of a fiscal year of Harris, then, except in the case of death, disability or normal retirement, or an involuntary termination due to a reduction in force or except as provided below under “Change of Control,” the participant will forfeit the award and will not be entitled to a payment of the annual incentive award. If a participant’s employment is terminated during a fiscal year of Harris due to death, disability, normal retirement or involuntary termination caused by a reduction in force, the participant will be entitled to a payment, pro-rated based on the number of days the individual was a participant in the 2005 Annual Incentive Plan for such fiscal year, of the annual incentive award that would have been payable if the participant had been a participant on the last day of the fiscal year. A leave of absence, approved by the Committee, will not be deemed to be a termination of employment for purposes of the 2005 Annual Incentive Plan.
     Change of Control. Upon the occurrence of a “Change of Control” (as defined under the 2005 Annual Incentive Plan), we will pay, as promptly as practicable following the effective date of the Change of Control, any awards payable to participants. The payment to each participant will be an amount not less than the target award as originally approved for the fiscal year of Harris, notwithstanding actual results or any changes or modifications occurring after any such Change of Control.
     Termination or Amendment. The 2005 Annual Incentive Plan will continue in effect until its termination by the Committee.

Until such time as a Change of Control has occurred, the Board may, to the extent permitted by Section 409A of the Code, amend, suspend or terminate the 2005 Annual Incentive Plan from time to time, except that no change may be made which would alter a participant’s right to a distribution as previously earned.
     Impact of Restatement of Financial Statements upon Previous Awards. If any of our financial statements are restated as a result of errors, omissions, or fraud, the Committee may direct that we recover all or a portion of any such award or payment made to any, all or any class of participants with respect to any fiscal year of Harris the financial results of which are negatively affected by such restatement.
     A summary description of the 2005 Annual Incentive Plan is set forth in the Company’s Proxy Statement dated September 16, 2005, under the heading “Summary of the Harris Corporation 2005 Annual Incentive Plan,” which description is incorporated herein by reference. Such description and the summary description of the 2005 Annual Incentive Plan contained in this Current Report on Form 8-K is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the 2005 Annual Incentive Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Amendment and Restatement of Harris Corporation 2005 Directors’ Deferred Compensation Plan and 1997 Directors’ Deferred Compensation and Annual Stock Unit Award Plan.
     On October 28, 2005, the Board adopted an amendment to the Harris Corporation 2005 Directors’ Deferred Compensation Plan (the “2005 Directors’ Plan”) that provides, among other things, effective January 1, 2006, a non-employee director may, subject to any restrictions imposed by Section 16(b) of the Exchange Act and compliance with the Company’s director stock ownership guidelines, reallocate amounts invested in such director’s Harris stock equivalents account into other available investment alternatives. Additional technical amendments were made to the 2005 Directors’ Plan to reflect guidance related to Section 409A of the Code.
     The foregoing summary description of the amendment to the 2005 Directors’ Plan is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the Harris Corporation 2005 Directors’ Deferred Compensation Plan (as Amended and Restated Effective January 1, 2006), which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.
     On October 28, 2005, the Board adopted an amendment to the Harris Corporation 1997 Directors’ Deferred Compensation and Annual Stock Unit Award Plan (the “1997 Directors’ Plan”) that provides, among other things, effective January 1, 2006, a non-employee director may, subject to any restrictions imposed by Section 16(b) of the Exchange Act and compliance with the Company’s director stock ownership guidelines, reallocate amounts invested in such director’s Harris stock equivalents account into other available investment alternatives.
     The foregoing summary description of the amendment to the 1997 Directors’ Plan is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the Harris Corporation 1997 Directors’ Deferred Compensation and Annual Stock Unit Award Plan (Amended and Restated Effective January 1, 2006), which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.
Harris Corporation Retirement Plan — Amendment and Restatement.
     The Company has previously adopted the Harris Corporation Retirement Plan and numerous amendments to such plan. For convenience of reference, the Harris Corporation Retirement Plan, as previously amended, was amended and restated in its entirety on October 31 , 2005, effective as of October 1, 2005. A copy of the Harris Corporation Retirement Plan, as amended and restated effective October 1, 2005, is filed as Exhibit 10.5 to this Current Report on Form 8-K.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On October 28, 2005, the Board elected James C. Christie as Vice President-Internal Audit and Financial Services. Mr. Christie was previously Vice President-Controller and Chief Accounting Officer. In his new role, Mr. Christie will jointly report to the Audit Committee of the Board and to the Company’s Chief Financial Officer. Mr. Christie will continue to be responsible for internal auditing and shared services, but he will no longer serve as the Company’s principal accounting officer.
     On October 28, the Board elected Lewis A. Schwartz as the Company’s Principal Accounting Officer reporting to the Company’s Chief Financial Officer. Mr. Schwartz, 42, a Certified Public Accountant, joined Harris in 1992 and has held a number of positions in the Company’s finance organization, including Assistant Controller from October 2003 to October 2005 and Director-Corporate Accounting from August 1999 to October 2005. Prior to joining Harris, Mr. Schwartz was employed by Ernst & Young LLP. Mr. Schwartz serves at the pleasure of the Board. There is no family relationship between Mr. Schwartz and any of the Company’s executive officers or directors. Mr. Schwartz does not have a written employment agreement with the Company; however, he is party to a change of control severance agreement which provides severance benefits to officers and key managers in the event such individual’s employment is terminated by the Company without cause, or by the individual for good reason, within two years following a change of control. Mr. Schwartz is eligible to participate in the Company’s annual incentive plans, equity incentive plans, retirement, health and welfare plans on the same terms offered to all plan participants.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 28, 2005, the Board adopted amendments to the Company’s By-Laws to insert immediately following each reference to “Controller” the words “or Principal Accounting Officer.” The foregoing summary of such amendments is qualified in its entirety by reference to the complete text of Harris’ By-Laws, as amended and restated effective October 28, 2005, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.
Item 8.01 Other Events.
     On November 2, 2005, Howard L. Lance, Chairman, President and Chief Executive Officer of Harris, adopted a pre-arranged plan to sell shares of Harris. The plan was established as part of Mr. Lance’s long-term strategy for asset diversification and financial, estate and tax planning activities. Mr. Lance’s plan was established in accordance with the guidelines specified in Rule 10b5-1 under the Exchange Act and the Company’s insider trading policy.
     The plan provides for the sale of up to 100,000 shares of Harris stock beginning in December 2005, and ending on December 15, 2006, subject to specified limitations and minimum price thresholds. No more than 12,000 shares may be sold on any trade date. Mr. Lance’s ownership interest in Harris is considerably in excess of the Company’s stock ownership guidelines. The transactions under the plan will be disclosed publicly through Form 4 and Form 144 filings with the Securities and Exchange Commission.
     Rule 10b5-1 permits individuals to establish pre-arranged stock trading plans when they are not in possession of material non-public information, and allows such pre-arranged trades to be made pursuant to the plan regardless of any subsequent material non-pubic information that an individual may receive.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed herewith:
3.1	By-Laws of Harris Corporation, as Amended and Restated Effective October 28, 2005.

10.1	Harris Corporation 2005 Equity Incentive Plan. *

10.2	Harris Corporation 2005 Annual Incentive Plan. *

10.3	Harris Corporation 2005 Directors’ Deferred Compensation Plan (as Amended and Restated Effective January 1, 2006). *

10.4	Harris Corporation 1997 Directors’ Deferred Compensation and Annual Stock Unit Award Plan (Amended and Restated Effective January 1, 2006). *

10.5	Harris Corporation Retirement Plan (Amended and Restated Effective October 1, 2005). *
__________
*Management contract or compensatory plan or arrangement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

By:	/s/ Bryan R. Roub

Name: Bryan R. Roub
Title: Senior Vice President and Chief Financial Officer
Date: November 2, 2005

EXHIBIT INDEX

Exhibit No.
Under Regulation S-K,
Item 601	Description
3.1	By-Laws of Harris Corporation, as Amended and Restated Effective October 28, 2005.
10.1	Harris Corporation 2005 Equity Incentive Plan. *
10.2	Harris Corporation 2005 Annual Incentive Plan. *
10.3	Harris Corporation 2005 Directors’ Deferred Compensation Plan (as Amended and Restated Effective January 1, 2006). *
10.4	Harris Corporation 1997 Directors’ Deferred Compensation and Annual Stock Unit Award Plan (Amended and Restated Effective January 1, 2006). *
10.5	Harris Corporation Retirement Plan (Amended and Restated Effective October 1, 2005). *

*Management contract or compensatory plan or arrangement.